Exhibit 4

SPECIMEN OF PREFERRED STOCK CERTIFICATE

[________]NUMBER

 Shares[________]

AUTHORIZED SERIES A PREFERRED STOCK 100 SHARES, PAR VALUE $100.00 NOT VALID UNLESS

COUNTERSIGNED BY TRANSFER AGENT. INCORPORATED UNDER THE LAWS OF THE STATE OF

DELAWARE PREFERRED STOCK CUSIP

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

 THIS CERTIFIES THAT

IS THE RECORD HOLDER OF _____SHARES OF KNIGHT FULLER, INC. PREFERRED STOCK TRANSFERABLE ON THE

BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER

OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE  IS NOT VALID UNTIL  COUNTERSIGNED  BY THE TRANSFER  AGENT AND

REGISTERED BY THE REGISTRAR.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

 Dated:                                        [SEAL OF KNIGHT FULLER]

        Bruce A. Brown

       ----------------------

        Bruce A. Brown, C.E.O.

        Bruce A. Brown

       -----------------------

        Bruce A. Brown, Secretary

 By:

 American Registrar and Transfer Company

 Salt Lake City, Utah

This Certificate is not valid unless countersigned by the Transfer Agent.

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock  exchange,  or by a bank (other than a savings bank) , or a trust company.

The following  abbreviation,  when used in the  inscription  on the face of this certificate,  shall  be  construed  as  though  they  were  written  out in full according to applicable laws or regulations:

TEN COM - as tenants in PREFERRED UNIF GIFT MIN ACT -  ____Custodian____

TEN ENT - as tenants by the entireties

(Cust)  (Minor) JT TEN - as joint  tenants  with right  under  Uniform  Gifts to

Minors of survivorship and not as

Act

________________________ tenants in PREFERRED

   (State)

Additional abbreviation may also be used though not in above list.

FOR VALUE RECEIVED, _________hereby sell, assign and transfer unto PLEASE

INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE -

________________________________________________________________________________

________________________________________________________________________________

  (Please print or typewrite name and address including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

______ ___ _________ Shares of the capital stock represented by the within

Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

 Dated, ______________________

NOTICE:  The  signature  to this  assignment  must  correspond  with the name as written  upon  the  face  of  the  Certificate,  in  every  particular,  without alteration or enlargement, or any change whatever.